Exhibit 10.25
AMENDMENT NO. 7
This Amendment No. 7 (the “Amendment”) to the U.S. Systems Integrator Agreement (the “Agreement”) by and between Cisco Systems, Inc., (“Cisco”) a California corporation having its principal place of business at 170 West Tasman Drive, San Jose, CA, 95134, and Internetwork Experts, Inc. (“Integrator”) a Texas corporation having its principal place of business at 15960 Midway Road, Suite 101, Addison, Texas, 77001 is entered into as of the date last written below (“the Effective Date”).
WHEREAS, Cisco and Integrator have previously entered into the Agreement dated November 13, 2001, as amended; and
NOW WHEREFORE, the parties agree to amend the Agreement as follows:
1).	The term of the Agreement is extended until November 12, 2006.

If the Agreement shall have expired prior to the Amendment Effective Date, any orders received and Products purchased between the date of expiration and the Amendment Effective Date shall be in all respects deemed made under the Agreement as in effect prior to this Agreement.

2).	All other terms and conditions of the Agreement remain unchanged.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the last date which is written below.

CISCO SYSTEMS, INC.	INTERNETWORK EXPERTS, INC.

BY: /s/ FRANK A. CALDERONI (Authorized Signature)	BY: /s/ PAUL KLOTZ (Authorized Signature)

NAME: FRANK A. CLADERONI TITLE: VP, WW SALES FINANCE DATE: MARCH 2, 2006	NAME: PAUL KLOTZ TITLE: VICE PRESIDENT DATE: 2-22-06